UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 5, 2018
_________________________________________________
8point3 Energy Partners LP
(Exact name of registrant as specified in its charter)
_________________________________________________

Delaware	1-37447	47-3298142
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

77 Rio Robles
San Jose, California		95134
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 240-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 7.01. Regulation FD Disclosure.

Merger Agreement

As previously announced, on February 5, 2018, 8point3 Energy Partners LP, a Delaware limited partnership (“8point3” or “the Partnership”), 8point3 General Partner, LLC, a Delaware limited liability company and the general partner of the Partnership, 8point3 Operating Company, LLC, a Delaware limited liability company, 8point3 Holding Company, LLC, a Delaware limited liability company, 8point3 Solar CEI, LLC, a Delaware limited liability company, 8point3 Co-Invest Feeder 1, LLC, a Delaware limited liability company, 8point3 Co-Invest Feeder 2, LLC, a Delaware limited liability company, CD Clean Energy and Infrastructure V JV (Holdco), LLC, a Delaware limited liability company, 8point3 Partnership Merger Sub, LLC, a Delaware limited liability company, 8point3 OpCo Merger Sub 1, LLC, a Delaware limited liability company, and 8point3 OpCo Merger Sub 2, LLC, a Delaware limited liability company, entered into an Agreement and Plan of Merger and Purchase Agreement (the “Merger Agreement”).

On February 5, 2018, 8point3 made available an investor presentation regarding the transactions contemplated by the Merger Agreement (the “Investor Presentation”). A copy of the Investor Presentation is attached hereto as Exhibit 99.1.

The information provided in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Partnership under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings. This report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Item 8.01. Other Events.

On February 5, 2018, 8point3 made available the Investor Presentation.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

99.1	Investor Presentation made available by 8point3 Energy Partners LP on February 5, 2018

***********

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Certain expressions including “believe,” “expect,” “intends,” or other similar expressions are intended to identify the Partnership’s current expectations, opinions, views or beliefs concerning future developments and their potential effect on the Partnership. While management believes that these forward-looking statements are reasonable when made, there can be no assurance that future developments affecting the Partnership will be those that it anticipates. The forward-looking statements involve significant risks and uncertainties (some of which are beyond the Partnership’s control) and assumptions that could cause actual results to differ materially from the Partnership’s historical experience and its present expectations or projections. Additional information concerning factors that could cause the Partnership’s actual results to differ can be found in the Partnership’s public periodic filings with the SEC, including the Partnership’s Annual Report on Form 10-K for the year ended November 30, 2016 and any updates thereto in the Partnership’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Among other risks and uncertainties, there can be no guarantee that the proposed Mergers and Equity Transfers will be completed, or if they are completed, the time frame in which they will be completed. The proposed transactions are subject to the satisfaction of certain conditions contained in the Merger Agreement. The failure to complete the proposed Mergers and Equity Transfers could disrupt certain of the Partnership’s plans, operations, business and employee relationships and result in a decline in the Partnership’s share price.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of the forward-looking statements contained herein. Other unknown or unpredictable factors could also have material adverse effects on the Partnership’s future results. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed Transactions. In connection with the proposed Transactions, the Partnership will file with the U.S. Securities and Exchange Commission (the “SEC”) and furnish to the Partnership’s shareholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE PARTNERSHIP’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.

Investors and shareholders will be able to obtain, free of charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, the proxy statement and the Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 14(d) of the Exchange Act will be available free of charge through the Partnership’s website at http://www.8point3energypartners.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Participants in the Solicitation

The Partnership and its general partner’s directors and executive officers, and First Solar and SunPower and their respective directors and executive officers, are deemed to be participants in the solicitation of proxies from the shareholders of the Partnership in respect of the proposed Transaction. Information regarding the directors and executive officers of the Partnership’s general partner, First Solar and SunPower is contained in our 2017 Form 10-K filed with the SEC on February 5, 2018, First Solar’s 2016 Form 10-K filed with the SEC on February 22, 2017 and SunPower’s 2016 Form 10-K filed with the SEC on February 17, 2017, respectively. Free copies of these documents may be obtained from the sources described above.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

8POINT3 ENERGY PARTNERS LP

		By:	8point3 General Partner, LLC,
its general partner

		By:	/s/ JASON E. DYMBORT
Jason E. Dymbort
General Counsel
Date:	February 5, 2018